COMMON STOCK                                                    COMMON STOCK

[GRAPHIC]                   [ACTIVBIOTICS LOGO]                   [GRAPHIC]

                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS
                                                             CUSIP 00506G 20 2


                             ACTIVBIOTICS, INC.
            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

IS THE RECORD OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                          PAR VALUE $0.01 PER SHARE, OF
                               ACTIVBIOTICS, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers to be hereunto affixed.

     Dated:

/s/ Melissa J. Packard     [ACTIVBIOTICS SEAL]         /s/ Steven C. Gilman
Treasurer                                              PRESIDENT AND CHIEF
                                                        EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
   REGISTRAR AND TRANSFER COMPANY
      (Cranford, NJ)
          TRANSFER AGENT AND REGISTRAR
BY:

AUTHORIZED SIGNATURE

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -  as tenants in common               UNIF GIFT MIN ACCT - -------------Custodian---------
                                                                          (Cust)             (Minor)
     TEN ENT -  as tenants by the entireties                               under Uniform Gifts to Minors
     JT TEN  -  as joint tenants with right of
                survivorship and not as tenants                         Act --------------------------
                in common                                                              (State)
     COM PROP - as community property              UNIF TRF MIN ACT   - --------Custodian (until age ------)
                                                                         (Cust)
                                                                        ---------under Uniform Transfers
                                                                         (Minor)
                                                                        to Minors Act --------------------
                                                                                             (State)

    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------


-------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

------------------------------------------------------------------------ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.


Dated
      --------------        X    -----------------------------------------

                            X    -----------------------------------------
                       NOTICE
                                 THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME(S) AS WRITTEN
                                 UPON THE FACE OF THE CERTIFICATE IN EVERY
                                 PARTICULAR, WITHOUT ALTERATION OR
Signature(s) Guaranteed          ENLARGEMENT OR ANY CHANGE WHATEVER.


By
   --------------------------------------------------------------
   THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVING AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.